UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2012

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park
Greenwich, Connecticut	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2012, UR Financing Escrow Corporation (“UR Financing”), a wholly owned unrestricted subsidiary of United Rentals, Inc. (the “Company” or “United Rentals”), completed offerings of $1,325 million aggregate principal amount of its 7.625% senior unsecured notes due 2022 (the “2022 Senior Notes”), $750 million aggregate principal amount of its 7.375% senior unsecured notes due 2020 (the “2020 Senior Notes” and collectively, with the 2020 Senior Notes, the “Senior Unsecured Notes”) and $750 million aggregate principal amount of its 5.75% senior secured notes due 2018 (the “Senior Secured Notes” and together with the 2020 Senior Notes and the 2022 Senior Notes, collectively, the “Notes”). The Notes were sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in accordance with Regulation S under the Securities Act.

Escrow Agreement

On March 9, 2012, UR Financing entered into an escrow agreement (the “Escrow Agreement”) among UR Financing, United Rentals (North America), Inc. (“URNA”) and Wells Fargo Bank, National Association, as trustee under the indentures governing each series of Notes (each an “Indenture” and collectively, the “Indentures”) (in such capacity, the “Trustee”) and Wells Fargo Bank, National Association, as escrow agent (in such capacity, the “Escrow Agent”). Pursuant to the Escrow Agreement, UR Financing has caused to be deposited the gross proceeds of the sale of the Notes into separate escrow accounts, which will be held in escrow until the date that the escrow conditions (the “Escrow Conditions”) are satisfied. URNA has also deposited funds in the separate escrow accounts sufficient to pay for any escrow fees and interest on the applicable Notes up to, and including, April 24, 2012. Among other things, the Escrow Conditions include the concurrent occurrence of the merger of RSC Holdings Inc. (“RSC Holdings”) with and into the Company (the “Merger”), substantially in accordance with the terms and conditions of the merger agreement between the Company and RSC Holdings dated December 15, 2011 (the “Merger Agreement”), the merger of UR Financing with and into UR Merger Sub Corporation, a wholly owned subsidiary of the Company (‘‘UR Merger Sub’’) (with UR Merger Sub as the surviving company), the assumption by UR Merger Sub of all of the obligations of UR Financing under the Notes and the Indentures and the registration rights agreements (each a “Registration Rights Agreement” and collectively, the “Registration Rights Agreements”) related to the Notes and the Company and UR Merger Sub’s domestic subsidiaries, subject to limited exceptions, becoming parties to the Indentures and the Registration Rights Agreements as guarantors and issuing guarantees of the Notes.

Amounts in the escrow accounts will be pledged to the Trustee for its benefit and for the benefit of the applicable noteholders and, upon satisfaction of the Escrow Conditions, will be released to pay the cash portion of the Merger consideration, to reduce outstanding borrowings under our senior secured asset-based revolving credit facility, to repay certain indebtedness of RSC Holdings and to pay fees and expenses (the date of such release, the ‘‘Escrow Release Date’’). If the Escrow Conditions are not satisfied on or prior to September 15, 2012 (the ‘‘Merger Deadline’’) or such earlier date as the escrow agent is notified by URNA that the Merger Agreement has been terminated or URNA has determined that the Merger will not be consummated on or before the Merger Deadline, the Notes will be subject to a special mandatory redemption at a price equal to 100% of the issue price of the Notes, plus accrued and unpaid interest, if any, up to, but excluding, the date of redemption.

Indentures

On March 9, 2012, UR Financing entered into the Indentures with the Trustee.

The 2022 Senior Notes mature on April 15, 2022 and bear interest at a rate of 7.625% per year payable semi-annually in cash in arrears on April 15 and October 15 of each year, starting on April 15, 2012. The 2022 Senior Notes will be redeemable at UR Merger Sub’s option, in whole or in part, at any time on or after April 15, 2017, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and liquidated damages arising under the applicable Registration Rights Agreement, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on April 15 of each of the years indicated below:

Year	Redemption Price
2017	103.813%
2018	102.542%
2019	101.271%
2020 and thereafter	100.000%

The 2020 Senior Notes mature on May 15, 2020 and bear interest at a rate of 7.375% per year payable semi-annually in cash in arrears on May 15 and November 15 of each year, starting on May 15, 2012. The 2020 Senior Notes will be redeemable at UR Merger Sub’s option, in whole or in part, at any time on or after May 15, 2016, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and liquidated damages arising under the applicable Registration Rights Agreement, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on May 15 of each of the years indicated below:

Year	Redemption Price
2016	103.688%
2017	101.844%
2018 and thereafter	100.000%

UR Merger Sub may also redeem the 2020 Senior Notes, in whole or in part, at any time prior to May 15, 2016 and the 2022 Senior Notes, in whole or in part, at any time prior to April 15, 2017, in each case at a price equal to 100% of the aggregate principal amount of the Notes to be redeemed, plus a make-whole premium and accrued and unpaid interest and liquidated damages arising under the applicable Registration Rights Agreement, if any. In addition, at any time on or prior to May 15, 2015, in the case of the 2020 Senior Notes, and at any time on or prior to April 15, 2015, in the case of the 2022 Senior Notes, UR Merger Sub may redeem up to 35% of the aggregate principal amount of the 2020 Senior Notes or the 2022 Senior Notes, as applicable, with the net cash proceeds of certain equity offerings, at a price equal to 107.375% of the aggregate principal amount of the 2020 Senior Notes redeemed and at a price equal to 107.625% of the aggregate principal amount of the 2022 Senior Notes redeemed, in each case plus accrued and unpaid interest and liquidated damages arising under the applicable Registration Rights Agreement, if any.

Before UR Merger Sub’s assumption of UR Financing’s obligations under the Senior Unsecured Notes and the Indentures relating to the Senior Unsecured Notes, the Senior Unsecured Notes will be general obligations of UR Financing and will be secured by first-priority liens on amounts in the applicable escrow account. After UR Merger Sub’s assumption of UR Financing’s obligations under the Senior Unsecured Notes, the applicable Indentures and the applicable Registration Rights Agreements, the Senior Unsecured Notes will be UR Merger Sub’s general unsecured obligations and will be pari passu in right of payment with all of UR Merger Sub’s existing and future senior indebtedness, effectively junior to any of UR Merger Sub’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of UR Merger Sub’s existing and future subordinated indebtedness.

UR Merger Sub’s obligations under the Senior Unsecured Notes will be guaranteed on a senior unsecured basis by the Company, and, subject to limited exceptions, UR Merger Sub’s current and future domestic subsidiaries. The guarantees will be pari passu in right of payment with all of the guarantors’ existing and future senior indebtedness, effectively junior to any existing and future secured indebtedness of the guarantors to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any existing and future subordinated indebtedness of the guarantors.

The Senior Secured Notes mature on July 15, 2018 and bear interest at a rate of 5.75% per year payable semi-annually in cash in arrears on January 15 and July 15 of each year, starting on July 15, 2012. The Senior Secured Notes will be redeemable at UR Merger Sub’s option, in whole or in part, at any time on or after July 15, 2015 at the following redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and liquidated damages arising under the applicable Registration Rights Agreement, if any, to the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date) if redeemed during the twelve-month period beginning on July 15 of each of the years indicated below:

Year	Redemption Price
2015	102.875%
2016	101.438%
2017 and thereafter	100.000%

UR Merger Sub may also redeem the Senior Secured Notes, in whole or in part, at any time prior to July 15, 2015 at a price equal to 100% of the aggregate principal amount of the Senior Secured Notes to be redeemed, plus a make-whole premium and accrued and unpaid interest and liquidated damages arising under the applicable Registration Rights Agreement, if any. In addition, at any time on or prior to July 15, 2015, UR Merger Sub may redeem up to 35% of the aggregate principal amount of the Senior Secured Notes with the net cash proceeds of certain equity offerings, at a price equal to 105.75% of the aggregate principal amount of the Senior Secured Notes redeemed plus accrued and unpaid interest and liquidated damages arising under the applicable Registration Rights Agreement, if any.

Before UR Merger Sub’s assumption of UR Financing’s obligations under the Senior Secured Notes and the Indenture relating to the Senior Secured Notes, the Senior Secured Notes will be general obligations of UR Financing and will be secured by first-priority liens on amounts in the applicable escrow account. After UR Merger Sub’s assumption of UR Financing’s obligations under the Senior Secured Notes, the applicable Indenture and the applicable Registration Rights Agreement and compliance with the applicable Indenture covenant regarding the grant of a springing security interest in the collateral for the Senior Secured Notes to Wells Fargo Bank, National Association, as collateral agent for the Notes (the “Notes Collateral Agent”), the Senior Secured Notes will be UR Merger Sub’s general secured obligations and will be pari passu in right of payment with all of UR Merger Sub’s existing and future senior indebtedness, effectively junior to all of UR Merger Sub’s first-priority lien indebtedness to the extent of the value of the collateral securing such indebtedness, effectively junior to any other existing and future indebtedness that is secured by assets that do not constitute collateral, to the extent of the value of such assets and senior in right of payment to any of UR Merger Sub’s existing and future subordinated indebtedness.

UR Merger Sub’s obligations under the Senior Secured Notes will be guaranteed by the Company and, subject to limited exceptions, UR Merger Sub’s current and future domestic subsidiaries. The guarantees will be pari passu in right of payment with all of the guarantors’ existing and future senior indebtedness, effectively junior to all of the guarantors’ first-priority lien indebtedness to the extent of the value of the collateral securing such indebtedness, effectively junior to any other existing and future indebtedness of the guarantors that is secured by assets that do not constitute collateral, to the extent of the value of such assets, and senior in right of payment to any of the guarantors’ existing and future subordinated indebtedness.

Upon compliance with the covenant in the Indenture relating to the Senior Secured Notes regarding the grant of a springing security interest in the collateral for the Senior Secured Notes, the Senior Secured Notes will be secured on a second-priority basis by liens on UR Merger Sub’s and the guarantors’ assets that secure the Company’s senior secured asset based revolving credit facility and any other first-priority lien obligations, subject to permitted liens.

The Indentures governing the Notes contain certain covenants applicable to UR Financing and is restricted subsidiaries, including limitations on: (1) liens; (2) additional indebtedness; (3) mergers, consolidations and acquisitions; (4) sales, transfers and other dispositions of assets; (5) loans and other investments; (6) dividends and other distributions, stock repurchases and redemptions and other restricted payments; (7) restrictions affecting subsidiaries; (8) transactions with affiliates; and (9) designations of unrestricted subsidiaries. Each of these covenants is subject to important exceptions and qualifications.

The Indentures provide for customary events of default, including the following (subject to any applicable cure period): (1) nonpayment, (2) breach of covenants, (3) payment defaults when due and payable in full under or acceleration of certain other indebtedness, (4) failure to discharge certain judgments and (5) certain events of bankruptcy, insolvency and reorganization For each series of Notes, if an event of default (other than an event of default relating to certain events of bankruptcy, insolvency and reorganization) occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of such Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, and liquidated damages arising under the applicable Registration Rights Agreement, if any, to be due and payable immediately. For each series of Notes, if an event of default relating to certain events of bankruptcy, insolvency and reorganization occurs and is continuing, then the principal of, premium if any, and accrued and unpaid interest, if any, and liquidated damages arising under the applicable Registration  Rights Agreement, if any, shall be due and payable immediately.

Registration Rights Agreements

On March 9, 2012, in connection with the issuance of the Notes, UR Financing entered into separate Registration Rights Agreements relating to each series of Notes, with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Wells Fargo Securities, LLC, as representatives of the purchasers named therein (the “Purchasers”). Pursuant to the terms of the Registration Rights Agreements, UR Financing has agreed to use commercially reasonable efforts to (i) file an exchange offer registration statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to a registered offer to exchange the applicable Notes, (ii) issue exchange securities within 365 days after the issue date of the Notes, and, (iii) in certain circumstances, to file a shelf registration statement with respect to resales of the applicable Notes. If UR Financing or, following the assumption by UR Merger Sub of the Registration Rights Agreements, UR Merger Sub, fails to comply with certain obligations under the Registration Rights Agreements, it will be required to pay to the holders of the applicable Notes certain liquidated damages.

Intercreditor Agreement

On March 9. 2012, in connection with the issuance of the Senior Secured Notes, Bank of America, N.A., as the agent for the lenders under our senior secured asset-based revolving credit facility and Wells Fargo Bank, National Association, as Trustee and Wells Fargo Bank, National Association as second lien collateral agent, entered into an Intercreditor Agreement (the “Intercreditor Agreement”), which was acknowledged by UR Merger Sub and the guarantors party thereto. The Intercreditor Agreement will become effective upon the granting of a springing security interest in the collateral for the Senior Secured Notes to the Notes Collateral Agent and will not govern the escrow accounts or any deposits therein. The Intercreditor Agreement establishes various inter-lender terms, including priority of liens, permitted actions by each party, application of proceeds (applicable before or after any default), exercise of remedies in the case of a default, incurrence of additional secured indebtedness, releases of collateral, and certain restrictions with respect to providing or endorsing a financing in the event of any insolvency.

The Purchasers or their affiliates have from time to time provided, and may currently or in the future provide, investment banking, commercial banking and financial advisory services, and the extension of credit, to us and our affiliates, for which they have received, and may in the future receive, customary compensation. Certain of the Purchasers and affiliates thereof, are lenders under our senior secured asset-based revolving credit facility and Bank of America, N.A., an affiliate of Merrill Lynch, is the agent for the lenders thereunder, a portion of which will be paid off with the proceeds of the Notes offerings. Morgan Stanley & Co. LLC acted as the Company’s financial advisor in connection with the Merger. Certain of the Purchasers or the affiliates of such Purchasers are lenders under RSC Holdings’ senior ABL revolving facility, the remaining portion of which will be paid off with the proceeds of the Notes offerings. In each case, the applicable Purchasers will each receive their pro rata portion of such repayment.

The descriptions above are qualified in their entirety by the Escrow Agreement, the Indentures (including the Forms of Note), the Registration Rights Agreements and the Intercreditor Agreement, which are filed as exhibits to this current report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.             Other Events

On March 9, 2012, United Rentals issued a press release announcing that its subsidiary, UR Financing, completed offerings of $1,325 million aggregate principal amount of its 7.625% senior unsecured notes due 2022, $750 million aggregate principal amount of its 7.375% senior unsecured notes due 2020 and $750 million aggregate principal amount of its 5.75% senior secured notes due 2018. Each series was sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States in accordance with Regulation S under the Securities Act.

This notice does not constitute an offer to sell or the solicitation of an offer to buy securities. Any offers of the securities were be made only by means of private offering memoranda. The notes have not been registered under the

Securities Act, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein and filed for the purpose of complying with Rule 135c under the Securities Act.

Participants in Solicitation

United Rentals, RSC Holdings and their respective directors and executive officers and certain members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of United Rentals and RSC Holdings in connection with the proposed merger of United Rentals and RSC Holdings. Information about the directors and executive officers of United Rentals and their ownership of United Rentals common stock is set forth in the proxy statement for the United Rentals 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 31, 2011. Information about the directors and executive officers of RSC Holdings and their ownership of RSC Holdings common stock is set forth in the proxy statement for the RSC Holdings 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 16, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed merger may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to United Rentals or RSC Holdings, the management of either such company or the Merger or related transactions, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. All forward-looking statements included in this document are based upon information available to United Rentals and RSC Holdings on the date hereof, and neither United Rentals nor RSC Holdings assumes any obligation to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents United Rentals and RSC Holdings have filed with the SEC as well as the possibility that (1) United Rentals and RSC Holdings may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the Merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals and RSC Holdings; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by United Rentals and RSC Holdings. Neither United Rentals nor RSC Holdings gives any assurance that it will achieve its expectations or assumes any responsibility for the accuracy and completeness of the forward-looking statements.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of United Rentals and RSC Holdings described in the “Risk Factors” sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

Item 9.01.             Financial Statements and Exhibits.

4.1	Indenture for the 2022 Senior Notes, dated as of March 9, 2012, between UR Financing Escrow Corporation, and Wells Fargo Bank, National Association, as Trustee (including the Form of Note).

4.2	Indenture for the 2020 Senior Notes, dated as of March 9, 2012, between UR Financing Escrow Corporation, and Wells Fargo Bank, National Association, as Trustee (including the Form of Note).

4.3	Indenture for the Senior Secured Notes, dated as of March 9, 2012, between UR Financing Escrow Corporation, and Wells Fargo Bank, National Association, as Trustee (including the Form of Note).

10.1

Registration Rights Agreement for the 2022 Senior Notes, dated as of March 9, 2012, among UR Financing Escrow Corporation and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the purchasers named therein.

10.2

Registration Rights Agreement for the 2020 Senior Notes, dated as of March 9, 2012, among UR Financing Escrow Corporation and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the purchasers named therein.

10.3

Registration Rights Agreement for the Senior Secured Notes, dated as of March 9, 2012, among UR Financing Escrow Corporation and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the purchasers named therein.

10.4

Escrow Agreement for the Notes, dated as of March 9, 2012 among UR Financing Escrow Corporation, United Rentals (North America), Inc., Wells Fargo Bank, National Association as trustee under the indentures and Wells Fargo Bank, National Association as Escrow Agent.

10.5

Intercreditor Agreement, dated as of March 9, 2012 among Bank of America, N.A. as credit agreement agent and Wells Fargo Bank, National Association as trustee under the indentures and Wells Fargo Bank, National Association as second lien collateral agent, acknowledged by UR Merger Sub Corporation, the Company and certain other grantors.

99.1	Press Release of United Rentals, Inc. dated March 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2012

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture for the 2022 Senior Notes, dated as of March 9, 2012, between UR Financing Escrow Corporation, and Wells Fargo Bank, National Association, as Trustee (including the Form of Note).

4.2	Indenture for the 2020 Senior Notes, dated as of March 9, 2012, between UR Financing Escrow Corporation, and Wells Fargo Bank, National Association, as Trustee (including the Form of Note).

4.3	Indenture for the Senior Secured Notes, dated as of March 9, 2012, between UR Financing Escrow Corporation, and Wells Fargo Bank, National Association, as Trustee (including the Form of Note).

10.1

Registration Rights Agreement for the 2022 Senior Notes, dated as of March 9, 2012, among UR Financing Escrow Corporation and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the purchasers named therein.

10.2

Registration Rights Agreement for the 2020 Senior Notes, dated as of March 9, 2012, among UR Financing Escrow Corporation and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the purchasers named therein.

10.3

Registration Rights Agreement for the Senior Secured Notes, dated as of March 9, 2012, among UR Financing Escrow Corporation and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the purchasers named therein.

10.4

Escrow Agreement for the Notes, dated as of March 9, 2012 among UR Financing Escrow Corporation, United Rentals (North America), Inc., Wells Fargo Bank, National Association as trustee under the indentures and Wells Fargo Bank, National Association as Escrow Agent.

10.5

Intercreditor Agreement, dated as of March 9, 2012 among Bank of America, N.A. as credit agreement agent and Wells Fargo Bank, National Association as trustee under the indentures and Wells Fargo Bank, National Association as second lien collateral agent, acknowledged by UR Merger Sub Corporation, the Company and certain other grantors.

99.1	Press Release of United Rentals, Inc. dated March 9, 2012.